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                                                                     EXHIBIT 4.1

PRINCETON eCOM CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
P
COMMON STOCK

CUSIP 741876 10 6
SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 EACH,
OF

PRINCETON eCOM CORPORATION transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Executive Vice President and Secretary


Chairman and Chief Executive Officer

Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
Transfer Agent
and Registrar
By
Authorized Officer
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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN  -as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT-......................... Custodian ........................
                           (Cust)                            (Minor)
                                   under Uniform Gifts to Minors
                                   Act ................................
                                                  (State)
UNIF TRAN MIN ACT-......................... Custodian ........................
                           (Cust)                            (Minor)
                                     under Uniform Transfers to Minors
                                      Act ................................
                                                   (State)

    Additional abbreviations may also be used though not in the above list.

    For value received,___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_________________________

                        _______________________________________________________
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                         _______________________________________________________
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.